Mid-Atlantic 2006 SuperCommunity Mid-Atlantic 2006 SuperCommunity Bank Conference Bank Conference November 7, 2006 Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements
This presentation may contain, in addition to historical information, various
This presentation may contain, in addition to historical information, various
“forward-looking statements”
“forward-looking statements”
that represent our judgment concerning the
that represent our judgment concerning the
future and are subject to risks and uncertainties that could cause the actual future and are subject to risks and uncertainties that could cause the actual operating results and financial position of Carolina Bank Holdings Inc. to operating results and financial position of Carolina Bank Holdings Inc. to differ materially from those projected in the forward-looking statements. Such differ materially from those projected in the forward-looking statements. Such forward-looking statements can be identified by the use of forward-looking forward-looking statements can be identified by the use of forward-looking terminology, such as, “may,”
terminology, such as, “may,”
“will,”
“will,”
“expect,”
“expect,”
“anticipate,”
“anticipate,”
“estimate,”
“estimate,”
or
or
“continue,”
“continue,”
or the negative thereof, or other variations thereof or comparable or the negative thereof, or other variations thereof or comparable terminology. For a discussion of factors that may cause such forward-looking terminology. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to Carolina statements to differ materially from actual results, please refer to Carolina
Bank Holdings’
Bank Holdings’
most recent documents filed with the Securities and
most recent documents filed with the Securities and
Exchange Commission. We undertake no obligation to update any forward-
Exchange Commission. We undertake no obligation to update any forward-
looking statements to reflect events or circumstances arising after the date of looking statements to reflect events or circumstances arising after the date of this presentation.
this presentation.

Corporate Overview
Corporate Overview
•
•
Headquartered in Greensboro, NC
Headquartered in Greensboro, NC
•
•
Opened November 1996
Opened November 1996
•
•
Five branches: 3 in Greensboro,1 in Asheboro,
Five branches: 3 in Greensboro,1 in Asheboro,
and 1 in Burlington
and 1 in Burlington
•
•
Expanding in High Point in fourth quarter 2006
Expanding in High Point in fourth quarter 2006
•
•
Assets of $401 million at September 30, 2006
Assets of $401 million at September 30, 2006

CLBH Market Statistics
CLBH Market Statistics
•
•
Initial public offering November 1996
Initial public offering November 1996
•
•
Secondary offering in December 2002
Secondary offering in December 2002
•
•
Listed on Nasdaq Capital Market: CLBH
Listed on Nasdaq Capital Market: CLBH
•
•
Market capitalization $42.8 million*
Market capitalization $42.8 million*
•
•
Institutional ownership 11.9%
Institutional ownership 11.9%
•
•
Trading volume 4,595 shares (avg. daily 52-week)
Trading volume 4,595 shares (avg. daily 52-week)
*As of close Oct. 26, 2006

Strategic Priorities
Strategic Priorities
•
•
Expansion from Greensboro hub to communities in
Expansion from Greensboro hub to communities in
Piedmont Triad
Piedmont Triad
•
•
Growth of revenue base through:
Growth of revenue base through:
–
–
Business-based lending strategy
Business-based lending strategy
–
–
Consumer and business core deposit growth
Consumer and business core deposit growth
–
–
Diversification of non-interest income
Diversification of non-interest income
•
•
Maintain sound asset quality
Maintain sound asset quality
•
•
Manage capital to support growth and enhance
Manage capital to support growth and enhance
shareholder value
shareholder value

Strong Balance Sheet Growth
Strong Balance Sheet Growth
* CAGR= Compound annual growth rate 2001-2006 (Ann.)
$0
$100,000
$200,000
$300,000
$400,000
$500,000
2001 2002 2003 2004 2005 9 mos.
2006
5-Year CAGRs:
Assets:     22.2%
Loans:      22.2%
Deposits:  23.8%
(000)

$0.80
$0.73
$0.59
$0.42
$0.38
$0.27
2001 2002 2003 2004 2005 9 mos. 2006
Consistent Earnings Growth
Consistent Earnings Growth
Diluted Earnings Per Share
5-Year CAGR* = 31.7%
*CAGR= Compound annual growth rate 2001-2006 (Ann.)

The Management Team:
Seasoned, Experienced
The Management Team:
Seasoned, Experienced
12
12
36
36
25
25
32
32
Years in
Years in
Banking
Banking
8
8
EVP & Senior
EVP & Senior
Lending Officer
Lending Officer
Gunnar N.R. Fromen
Gunnar N.R. Fromen
3
3
SVP & Chief Credit
SVP & Chief Credit
Officer
Officer
Daniel D. Hornfeck
Daniel D. Hornfeck
5
5
EVP & CFO
EVP & CFO
T. Allen Liles
T. Allen Liles
10
10
President & CEO
President & CEO
Robert T. Braswell
Robert T. Braswell
Years with
Years with
CLBH
CLBH
Title
Title
Insider ownership is 15.46%

VIRGINIA
NORTH CAROLINA
Branch Locations
Future Branch Location
Loan Production Office
Winston-Salem
Greensboro
Burlington
High Point
Asheboro

Carolina Bank Market:
The Piedmont Triad
Carolina Bank Market:
The Piedmont Triad
•
•
Greensboro: 3 branches
Greensboro: 3 branches
–
–
The logistical hub for the Piedmont The logistical hub for the Piedmont
–
–
3 3
rd
largest city in NC; population of largest city in NC; population of
232,000 232,000
•
•
Asheboro:
Asheboro: Opened in March 2004
Opened in March 2004
•
•
Burlington:
Burlington:
–
–
LPO opened in 3Q 2005
LPO opened in 3Q 2005
–
–
Bank-owned facility to be
Bank-owned facility to be
constructed in 2007
constructed in 2007
–
–
Strategically located halfway
Strategically located halfway
between the Research Triangle
between the Research Triangle
and the Triad
and the Triad
•
•
High Point:
High Point: Branch to open end of 2006
Branch to open end of 2006

A Transitioning Economy
A Transitioning Economy
•
•
From an Old Guard Fortune 500 economy based on textiles,
From an Old Guard Fortune 500 economy based on textiles,
insurance and furniture
insurance and furniture
•
•
Transitioning to a technology-based and value-added
Transitioning to a technology-based and value-added
manufacturing economic base
manufacturing economic base
•
•
Business-friendly environment: low taxes, building costs &
Business-friendly environment: low taxes, building costs &
wages
wages
•
•
Hub for surface transportation; more highways converge on
Hub for surface transportation; more highways converge on
Greensboro than any other region in North Carolina
Greensboro than any other region in North Carolina
•
•
FedEx is building a major Mid-Atlantic freight hub in
FedEx is building a major Mid-Atlantic freight hub in
Greensboro
Greensboro

A Regional Higher-Education Hub:
Colleges in Carolina Bank’s Market
A Regional Higher-Education Hub:
Colleges in Carolina Bank’s Market
Greensboro
Greensboro
1,200
1,200
Greensboro College
Greensboro College
Greensboro
Greensboro
2,700
2,700
Guilford College
Guilford College
Greensboro
Greensboro
(Jamestown)
(Jamestown)
9,800
9,800
Guilford Technical
Guilford Technical
Community College
Community College
Greensboro/ Elon
Greensboro/ Elon
5,000
5,000
Elon University & Law
Elon University & Law
School
School
Greensboro
Greensboro
11,100
11,100
NC A&T State University
NC A&T State University
Greensboro
Greensboro
16,100
16,100
UNC Greensboro
UNC Greensboro
Location
Location Enrollment
Enrollment
Name
Name

Greensboro:
Moving Up in Market Share
Greensboro:
Moving Up in Market Share
79.5%
79.5%
77.4%
77.4%
Total:
Total:
4.9%
4.9%
5.3%
5.3%
Carolina Bank Holdings, Inc.
Carolina Bank Holdings, Inc.
13.7%
13.7%
12.4%
12.4%
Bank of America
Bank of America
13.2%
13.2%
12.9%
12.9%
SunTrust Banks Inc
SunTrust Banks Inc
17.6%
17.6%
18.2%
18.2%
BB&T Corp.
BB&T Corp.
35.0%
35.0%
33.9%
33.9%
Wachovia Corp
Wachovia Corp
2005 Market
2005 Market
Share
Share
2006 Market
2006 Market
Share
Share
Banking in Greensboro:
Banking in Greensboro:

Growth of Core Deposits**
Growth of Core Deposits**
$0
$50
$100
$150
$200
2001 2002 2003 2004 2005 9 mos. '06
Lower-Cost Deposits* Retail CDs Jumbo CDs
(millions)
*Lower cost = Transaction accounts + MM + savings    **Core deposits = Lower cost
deposits + retail CDs   ***CAGR = Compound annual growth rate 2001-2006  (Ann.)
5-Year CAGRs:***
5-Year CAGRs:***
Lower-Cost Deposits*   28.5%
Lower-Cost Deposits*   28.5%
Core Deposits**              23.0%
Core Deposits**              23.0%

Loan Portfolio
Loan Portfolio
•
•
73% of loan portfolio is
73% of loan portfolio is
prime-based
prime-based
•
•
81% is secured by RE
81% is secured by RE
•
•
Local decision-making
Local decision-making
•
•
Commercial lenders
Commercial lenders
average >23 years
average >23 years
•
•
Each lender has specific
Each lender has specific
signature authority based
signature authority based
on experience and skill set
on experience and skill set
•
•
Approval is multiple one-up
Approval is multiple one-up
C&I,
17.5%
Consumer, etc,
1.5%
Comm. RE,
37.5%
Construction,
17.2%
Res. RE,
26.3%
Total Loans = $288.6 MM
at Sept. 30, 2006

Asset Quality Asset Quality 1.26% 1.25% 1.25% 1.26% 1.22% 0.23% 0.38% 0.06% 0.13% 0.22% 0.32% 1.25% 2001 2002 2003 2004 2005 9 mos. 2006 Net Charge Offs/Average Loans Loan Loss Reserve/Gross Loans

0.80%
0.68%
0.71%
0.57%
0.29%
0.17%
0.36%
0.00%
0.50%
1.00%
1.50%
2.00%
2001 2002 2003 2004 2005 9 mos.
2006
Asset Quality
Asset Quality
$2.5 million restructured loan.
Non-Performing Assets + 90 days/ Total Assets

Nine-Month Performance
Nine-Month Performance
-
-
2.1%
2.1%
58.56%
58.56%
59.79%
59.79%
Efficiency Ratio
Efficiency Ratio
+   3.4%
+   3.4%
3.34%
3.34%
3.23%
3.23%
NIM
NIM
+ 27.4%
+ 27.4%
0.79%
0.79%
0.62%
0.62%
ROAA
ROAA
+ 39.6%
+ 39.6%
12.70%
12.70%
9.10%
9.10%
ROAE
ROAE
+ 20.6%
+ 20.6%
288.6
288.6
239.3
239.3
Loans HFI ($MM)
Loans HFI ($MM)
+ 50.9%
+ 50.9%
$0.80
$0.80
$0.53
$0.53
Diluted EPS
Diluted EPS
+ 52.2%
+ 52.2%
2,255
2,255
1,482
1,482
Net Income ($000)
Net Income ($000)
% Change
% Change
2006
2006
2005
2005
YTD:
YTD:

Third Quarter Performance
Third Quarter Performance
-
-
9.28%
9.28%
11.92%
11.92%
13.14%
13.14%
Total Risk-based
Total Risk-based
Capital Ratio
Capital Ratio
-
-
4.0%
4.0%
56.03%
56.03%
58.35%
58.35%
Efficiency Ratio
Efficiency Ratio
+   1.2%
+   1.2%
3.36%
3.36%
3.32%
3.32%
NIM
NIM
+ 45.6%
+ 45.6%
0.99%
0.99%
0.68%
0.68%
ROAA
ROAA
+ 61.9%
+ 61.9%
15.95%
15.95%
9.85%
9.85%
ROAE
ROAE
+ 75.0%
+ 75.0%
$0.35
$0.35
$0.20
$0.20
Diluted EPS
Diluted EPS
+ 77.7%
+ 77.7%
974
974
548
548
Net Income ($000)
Net Income ($000)
% Change
% Change
2006
2006
2005
2005
Third Quarter:
Third Quarter:

Net Income Net Income $2,255 $2,037 $1,633 $1,150 $601 $402 2001 2002 2003 2004 2005 9 mos. 2006 (000s) 5-Year CAGR* = 49.5% *CAGR= Compound annual growth rate 2001-2006 (Ann.)

Total Revenue
Total Revenue
$3,619
$4,934
$6,261
$8,315
$10,228
$9,087
$557
$1,354
$1,263
$1,230
$1,438
$911
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
2001 2002 2003 2004 2005 9 mos. 2006
Net Interest Income Non-interest Income*
(000)
5-Year Total Revenue CAGR* = 27.4%
*CAGR= Compound annual growth rate 2001-2006 (Ann.)

Efficiency Ratio Efficiency Ratio 58.56% 60.42% 66.15% 67.39% 72.49% 81.10% 2001 2002 2003 2004 2005 9 mos. 2006

Managing Capital to Support Growth
Managing Capital to Support Growth
1996:  Raised $6.5MM in IPO
1996:  Raised $6.5MM in IPO
2001:  Added $3.1 million floating rate trust preferred
2001:  Added $3.1 million floating rate trust preferred
2002:  Raised $8.5 million in secondary offering of common stock
2002:  Raised $8.5 million in secondary offering of common stock
2004:  Issued $10.3 million floating rate trust preferred; replaced
2004:  Issued $10.3 million floating rate trust preferred; replaced
$3.1 million issue of 2001
$3.1 million issue of 2001
•
•
Stock dividends:  10% in 2000 & 2001, 20% in 2004 & 2005
Stock dividends:  10% in 2000 & 2001, 20% in 2004 & 2005
•
•
No cash dividends or buybacks
No cash dividends or buybacks
•
•
Capital available to support ~ $135 million of additional growth
Capital available to support ~ $135 million of additional growth and remain well-capitalized
and remain well-capitalized
•
•
Goal for 2006 is asset & loan growth in low-teens
Goal for 2006 is asset & loan growth in low-teens

CLBH:
An Attractive Investment Opportunity
CLBH:
An Attractive Investment Opportunity
LTM EPS
LTM EPS
$1.01
$1.01
LTM EPS Growth
LTM EPS Growth
+44.3%
+44.3%
Price*/LTM EPS              15.8x
Price*/LTM EPS              15.8x
PEG Ratio
PEG Ratio
0.36
0.36
Price*/Book value         173.3%
Price*/Book value         173.3%
* Price as of 10/26/06 = $16.00

Investment Summary
Investment Summary
•
•
Strong, consistent balance sheet growth
Strong, consistent balance sheet growth
•
•
Strong, consistent earnings growth
Strong, consistent earnings growth
•
•
Strengthening economy
Strengthening economy
•
•
Seasoned management team
Seasoned management team
•
•
Attractive valuation
Attractive valuation
~ Community banking strategy
~ Community banking strategy
& superior execution ~
& superior execution ~
differentiate Carolina Bank from large regional competitors
differentiate Carolina Bank from large regional competitors